UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020 (February 27, 2020)

Watford Holdings Ltd.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-38788 (Commission File No.)	98-1155442 (I.R.S. Employer Identification Number)
Waterloo House, 1st Floor 100 Pitts Bay Road, Pembroke HM 08, Bermuda (Address of principal executive offices)
(441) 278-3455 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	WTRE	Nasdaq Global Select Market
8½% Cumulative Redeemable Preference Shares	WTREP	Nasdaq Global Select Market

Item 5.02        Departure of Directors or Certain Officers; Appointment of Certain Officers

On February 27, 2020, Watford Holdings Ltd. (the "Company") announced a CEO succession plan involving John F. Rathgeber, the Company's Chief Executive Officer, and Jonathan D. Levy, the Company's President. On March 31, 2020:

•	Mr. Rathgeber will retire as Chief Executive Officer. Mr. Rathgeber will continue to be a director of the Company and will become a senior advisor to the Company.

•	Mr. Levy will succeed Mr. Rathgeber as Chief Executive Officer, and will become the Company's principal executive officer.

Mr. Rathgeber's and Mr. Levy's biographical information is set forth in the Company's definitive proxy statement filed on November 6, 2019 (the "2019 Proxy Statement"). That information is incorporated by reference into this Current Report.

Relationships or related transactions between Mr. Rathgeber and the Company that are required to be reported pursuant to Item 404(a) of Regulation S-K are incorporated herein by reference to the information on that topic set forth in the 2019 Proxy Statement. There are no arrangements or understandings between either Mr. Rathgeber or Mr. Levy, respectively, and any other person pursuant to which he assumed his respective positions as set forth above. There are no family relationships between either Mr. Rathgeber or Mr. Levy, respectively, and any of the Company's other directors or executive officers.

Item 7.01        Regulation FD Disclosure

On February 27, 2020, the Company issued a press release announcing its CEO succession plan. The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report, including the information set forth in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01        Financial Statements and Exhibits

(d): The following exhibit is being filed herewith.

99.1        Press release dated February 27, 2020

Exhibit Number	Description of Document
99.1	Press Release dated February 27, 2020 announcing CEO succession plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2020

WATFORD HOLDINGS LTD.

By:	/s/ Robert L. Hawley
Robert L. Hawley, Chief Financial Officer

3